[Evergreen Logo]

EVERGREEN INVESTMENTS

200 Berkeley Street Boston Massachusetts   02116

IMPORTANT INFORMATION REGARDING YOUR

INVESTMENT IN THE EVERGREEN FUNDS

Dear Shareholder,

In December, we provided proxy material to shareholders regarding the upcoming Special Meeting of Shareholders scheduled for February 12, 2009. At this time, the Fund's records indicate that you have yet to give proxy voting instructions for the matters set forth on the proxy agenda. It is extremely important to represent your shares at the meeting no matter the size of your investment.

We strongly encourage you to vote your shares today. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1)   Vote by Telephone .  You may cast your vote by telephone by calling our toll-free proxy hotline at 800-821-8781. Our representatives are available to record your vote Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.

2)   Vote by Touchtone .  You may cast your vote by calling the toll-free number on the enclosed proxy card.

3)   Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

4)   Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

YOUR PARTICIPATION IS IMPORTANT.

PLEASE VOTE TODAY!

If you have any questions relating to the Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 800-821-8781 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday. You may also contact this number to request additional proxy materials. As the meeting date approaches, you may receive a call encouraging you to vote your shares in order to be represented at the Meeting.

Thank you for your time and consideration.

REG

[Evergreen Logo]

EVERGREEN INVESTMENTS

200 Berkeley Street Boston Massachusetts   02116

IMPORTANT INFORMATION REGARDING YOUR

INVESTMENT IN THE EVERGREEN FUNDS

Dear Shareholder,

In December, we provided proxy material to shareholders regarding the upcoming Special Meeting of Shareholders scheduled for February 12, 2009. At this time, the Fund's records indicate that you have yet to give proxy voting instructions for the matters set forth on the proxy agenda. It is extremely important to represent your shares at the meeting no matter the size of your investment.

We strongly encourage you to vote your shares today. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1)   Vote by Telephone .  You may cast your vote by telephone by calling our toll-free proxy hotline at 800-821-8781. Our representatives are available to record your vote Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.

2)   Vote by Touchtone .   You may cast your vote by calling the toll-free number on the enclosed proxy card.

3)   Vote Through the Internet .   You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

4)   Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

YOUR PARTICIPATION IS IMPORTANT.

PLEASE VOTE TODAY!

If you have any questions relating to the Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 800-821-8781 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday. You may also contact this number to request additional proxy materials. As the meeting date approaches, you may receive a call encouraging you to vote your shares in order to be represented at the Meeting.

Thank you for your time and consideration.

NOBO

[Evergreen Logo]

EVERGREEN INVESTMENTS

200 Berkeley Street Boston Massachusetts   02116

IMPORTANT INFORMATION REGARDING YOUR

INVESTMENT IN THE EVERGREEN FUNDS

Dear Shareholder,

In December, we provided proxy material to shareholders regarding the upcoming Special Meeting of Shareholders scheduled for February 12, 2009. At this time, the Fund's records indicate that you have yet to give proxy voting instructions for the matters set forth on the proxy agenda. It is extremely important to represent your shares at the meeting no matter the size of your investment.

We strongly encourage you to vote your shares today. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1)   Vote by Touchtone .   You may cast your vote by calling the toll-free number on the enclosed proxy card.

2)   Vote Through the Internet .   You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3)   Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

YOUR PARTICIPATION IS IMPORTANT.

PLEASE VOTE TODAY!

If you have any questions relating to the Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 800-821-8781 extension 112 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday. You may also contact this number to request additional proxy materials.

Thank you for your time and consideration.

OBO

Evergreen Mutual Fund Proxy Notice

During the week of December 19, 2008, you will receive a proxy requesting approval of the new advisory and sub-advisory contracts for the Evergreen Mutual Funds.  The reason you are receiving these proxies is related to the Wells Fargo-Wachovia merger.

Specifically, on October 20, 2008, Wachovia issued and sold 10 shares of a newly designated preferred stock to Wells Fargo in exchange for 1,000 shares of Wells Fargo common stock.  These preferred shares represent, in aggregate, approximately 39.9 percent of the voting power of Wachovia’s outstanding voting securities.

The issuance of these preferred shares may have resulted in a “change of control” of Evergreen Investments.  If a change in control occurs, the Evergreen mutual fund advisory and sub-advisory agreements are automatically terminated.  In order to avoid any potential disruption in the management of the Evergreen mutual funds, Evergreen Funds’ Board of Trustees approved new, interim advisory and sub-advisory agreements. These interim agreements, which became effective on the issuance of the preferred shares, are effective for up to 150 days or until new, permanent agreements, are approved by the shareholders.  The proxy information you will receive is intended to obtain that approval.

Why Are You Receiving This Notice?

You have received this notice because your plan includes one or more of the Evergreen mutual funds impacted by this transaction. We encourage you to review the proxy statement and vote your shares by following the instructions provided on the proxy card.

If you have any questions or require additional information about this notice, please contact your Wachovia Relationship Manager.